Prospectus supplement dated March 26, 2021
to the following prospectus(es):
Monument Advisor Select and Monument Advisor Select New York prospectuses dated August 20, 2020
America's marketFLEX Advisor Annuity, America's marketFLEX II Annuity, America's marketFlex Edge Annuity, Monument Advisor New York prospectuses dated May 1, 2020
America's marketFLEX Annuity prospectus dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
On December 10, 2020, the Board of Trustees of Access One Trust (the "Board"), approved the merger of the ProFund VP Access High Yield Fund (the "Target Fund") into the ProFund Access VP High Yield Fund (the "Surviving Fund"). The merger will be effective on or about April 23, 2021 (the "Effective Date").
As of the Effective Date, the following changes apply to the contract/policy:
•	the Target Fund will no longer be available to receive transfers or new purchase payments;
•	the Target Fund will transfer all or substantially all of its assets to the Surviving Fund in exchange for shares of the Surviving Fund; and
•	the Surviving Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1)	Appendix A: Underlying Mutual Funds is amended to add the following:
ProFunds – ProFund Access VP High Yield Fund
Investment Advisor:	ProFund Advisors LLC
Investment Objective:	The Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
(2)	All references in the prospectus to the Target Fund are deleted and replaced with the Surviving Fund.
PROS-0445
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